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                                  EXHIBIT j(1)
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                             Consent of Ropes & Gray


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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 17 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.



                                  /s/ROPES & GRAY

                                  ROPES & GRAY


Washington, D.C.
November 22, 1999